Exhibit 99.5

CARDINAL ENERGY GROUP, INC.
(FKA KOKO LTD.)
Unaudited Proforma Consolidated Balance Sheet
June 30, 2012

		Cardinal				Adjusted
		Energy	Combined	Pro Forma		ProForma
	Koko Ltd.	Group, Ltd.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$10,534	$2,157	$12,691	$(10,534)	[2]	$2,157
Investments	-	7,700	7,700	-		7,700

Total Current Assets	10,534	9,857	20,391	(10,534)		9,857

PROPERTY AND EQUIPMENT, net	-	8,606	8,606	-		8,606

OTHER ASSETS

Oil and gas properties	-	1,229,584	1,229,584	-		1,229,584
Other assets	-	21,000	21,000	-		21,000

Total Other Assets	-	1,250,584	1,250,584	-		1,250,584

TOTAL ASSETS	$10,534	$1,269,047	$1,279,581	$(10,534)		$1,269,047

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$760	$7,878	$8,638	$(760)	[2]	$7,878
Related party payable	-	-	-	-		-

Total Current Liabilities	760	7,878	8,638	(760)		7,878

LONG TERM LIABILITIES
Asset retirement obligation	-	4,042	4,042	-		4,042

Long term liabilities	-	4,042	4,042	-		4,042

TOTAL LIABILITIES	760	11,920	12,680	(760)		11,920

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred stock	-	-	-	-		-
Common stock	86	-	86	776	[1]	345
				(517)	[3]	-
Additional paid-in capital	397,014	3,548,188	3,945,202	(397,100)	[2]	3,547,843
				(776)	[1]
				517	[3]
Accumulated other comprehensive loss		(2,209,900)	(2,209,900)			(2,209,900)
Retained earnings (deficit)	(387,326)	(81,161)	(468,487)	387,326	[2]	(81,161)

Total Stockholders’ Equity (Deficit)	9,774	1,257,127	1,266,901	(9,774)		1,257,127

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)	$10,534	$1,269,047	$1,279,581	$(10,534)		$1,269,047

CARDINAL ENERGY GROUP, INC.
(FKA KOKO LTD.)
Unaudited Proforma Consolidated Statements of Operations
For the Six Months Ended June 30, 2012

						Pro-Forma
		Cardinal				Adjusted
		Energy	Combined	Pro Forma		Combined
	Koko Ltd.	Group, Ltd.	Totals	Adjustments	REF	Totals
REVENUES	$-	$1,521	$1,521	$-		$1,521
COST OF REVENUES	-	2,529	2,529	-		2,529

GROSS PROFIT	-	(1,008)	(1,008)	-		(1,008)

OPERATING EXPENSES

Depreciation and amortization expense	-	1,369	1,369	-		1,369
Accretion expense	-	56	56	-		56
General and administrative	38,728	37,877	76,605	-		76,605

Total Costs and Expenses	38,728	39,302	78,030	-		78,030

OPERATING LOSS	(38,728)	(40,310)	(79,038)	-		(79,038)

LOSS BEFORE INCOME TAXES	(38,728)	(40,310)	(79,038)	-		(79,038)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(38,728)	$(40,310)	$(79,038)	$-		$(79,038)

LOSS PER SHARE	$(0.00)	$(0.00)				$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING	8,594,986	77,625,000				34,487,994

CARDINAL ENERGY GROUP, INC.
(FKA KOKO LTD.)
Unaudited Proforma Consolidated Balance Sheet
December 31, 2011

		Cardinal				Adjusted
		Energy	Combined	Pro Forma		ProForma
	Koko Ltd.	Group, Ltd.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$41,111	$111	$41,222	$(41,111)	[2]	$111
Investments	-	4,620	4,620	-		4,620

Total Current Assets	41,111	4,731	45,842	(41,111)		4,731

PROPERTY AND EQUIPMENT, net	-	9,975	9,975	-		9,975

OTHER ASSETS

Oil and gas properties	-	1,304,584	1,304,584	-		1,304,584
Other assets	-	1,000	1,000	-		1,000

Total Other Assets	-	1,305,584	1,305,584	-		1,305,584

TOTAL ASSETS	$41,111	$1,320,290	$1,361,401	$(41,111)		$1,320,290

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$109	$11,925	$12,034	$(109)	[2]	$11,925
Related party payable	-	10,022	10,022	-		10,022

Total Current Liabilities	109	21,947	22,056	(109)		21,947

LONG TERM LIABILITIES
Asset retirement obligation	-	3,986	3,986	-		3,986

Long term liabilities	-	3,986	3,986	-		3,986

TOTAL LIABILITIES	109	25,933	26,042	(109)		25,933

STOCKHOLDERS’ EQUITY

Preferred stock	-	-	-	-		-
Common stock	86	-	86	776	[1]	345
				(517)	[3]
Additional paid-in capital	389,514	3,548,188	3,937,702	(389,600)	[2]	3,547,843
				(776)	[1]
				517	[3]
Accumulated other comprehensive loss		(2,212,980)	(2,212,980)			(2,212,980)
Retained earnings (deficit)	(348,598)	(40,851)	(389,449)	348,598	[2]	(40,851)

Total Stockholders’ Equity	41,002	1,294,357	1,335,359	(41,002)		1,294,357

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)	$41,111	$1,320,290	$1,361,401	$(41,111)		$1,320,290

CARDINAL ENERGY GROUP, INC.
(FKA KOKO LTD.)
Unaudited Proforma Consolidated Statements of Operations
For the Year Ended December 31, 2011

						Pro-Forma
		Cardinal				Adjusted
		Energy	Combined	Pro Forma		Combined
	Koko Ltd.	Group, Ltd.	Totals	Adjustments	REF	Totals
REVENUES	$465	$11,727	$12,192	$-		$12,192
COST OF SALES	228	3,384	3,612	-		3,612

GROSS PROFIT	237	8,343	8,580	-		8,580

OPERATING EXPENSES

Depreciation and amortization expense	-	2,366	2,366	-		2,366
Accretion expense	-	110	110	-		110
General and administrative	173,321	39,613	212,934	-		212,934

Total Costs and Expenses	173,321	42,089	215,410	-		215,410

OPERATING LOSS	(173,084)	(33,746)	(206,830)	-		(206,830)

OTHER INCOME (EXPENSE)

Interest expense	-	(4,529)	(4,529)	-		(4,529)
Other	-	(3,588)	(3,588)			(3,588)

Total Other Income (Expense)	-	(8,117)	(8,117)	-		(8,117)

LOSS BEFORE INCOME TAXES	(173,084)	(41,863)	(214,947)	-		(214,947)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(173,084)	$(41,863)	$(214,947)	$-		$(214,947)

LOSS PER SHARE	$(0.02)	$(0.00)				$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING	8,575,193	77,625,000				34,487,994

[1]	Common Stock	776		Record issuance of 77,625,000 shares for Cardinal purchase
[1]	Additional Paid-in Capital		776	Record issuance of 77,625,000 shares for Cardinal purchase
[2]	Retained Earnings		348,598	Eliminate accumulated deficit and debts of Koko
[2]	Cash		41,111	Eliminate accumulated deficit and debts of Koko
[2]	Accounts Payable		109	Eliminate accumulated deficit and debts of Koko
[2]	Additional Paid-in Capital	389,600		Eliminate accumulated deficit and debts of Koko
[3]	Common Stock	517		Record 1 for 2.5 shares reverse stock split
[3]	Additional Paid-in Capital		517	Record 1 for 2.5 shares reverse stock split

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective September 23, 2012, Koko Ltd., “Koko”, a Nevada corporation entered into a merger agreement with Cardinal Energy Group, LLC. “Cardinal” wherein Koko purchased all of the issued and outstanding ownership interest of Cardinal for 77,625,000 shares of restricted common stock of Koko.

Immediately prior to the transaction, Koko will transfer all of its shares for as consideration for the assumption of all of its liabilities. Immediately after the transaction, Koko will perform a 1 share for 2.5 shares reverse split of its common stock and change its name to Cardinal Energy Group, Inc.

Proforma adjustments reflect [1] the issuance of 77,625,000 shares of Koko in exchange for all issued and outstanding ownership units of Cardinal, resulting in a total of 86,250,000 shares outstanding, [2] eliminate the accumulated deficit of Koko and the transfer of all the assets of Koko for assumption of the debt of Koko and [3] the 1 for 2.5 reverse split of the shares of Koko.

The proforma, consolidated balance sheets and statements of operations of Koko and Cardinal are presented here as of June 30, 2012 and December 31, 2011.